UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 11, 2009 (December 9, 2009)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Effective December 11, 2009, Hyperdynamics Corporation (the “Company”, “we,” or “us”) and Ray Leonard, our Chief Executive Officer and President, entered into an amendment agreement (the “Employment Agreement Amendment”) to amend Mr. Leonard’s Employment Agreement (the “Employment Agreement”) effective as of July 22, 2009.  In addition, effective December 11, 2009, we entered into an amendment agreement (the “Sock Option Agreement Amendment”) to amend Mr. Leonard’s Stock Option Agreement (the “Stock Option Agreement”).  A copy of (i) the Employment Agreement and (ii) the Stock Option Agreement were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to our Current Report on Form 8-K that was filed with the SEC on July 23, 2009.

The Company elected to amend Mr. Leonard’s Employment Agreement and Stock Option Agreement in light of his crucial role in achieving the Company’s recent successes, including among others: (i) the closing of two equity offerings that raised gross proceeds of $8 million in  the aggregate, the second of which closed December 7, 2009; (ii) entering into a Sale and Purchase Agreement with Dana Petroleum (E&P) Limited effective as of December 4, 2009 for the purchase of an undivided 23% interest in the Company’s concession off the coast of the Republic of Guinea; and (iii) entering into a Letter of Intent with Repsol YPF SA.

The Employment Agreement Amendment amended the Employment Agreement by: (i) reducing the base salary performance benchmark of new equity raised for the Company from $10 million to $8 million, which will permit the increase in the Mr. Leonard’s salary from $180,000 to $330,000; and (ii) reducing the first performance benchmark of the Performance Option-Grant Awards from $10 million to $8 million, among other things, in order for the Company to issue 210,000 stock options as of December 9, 2009.

The Stock Option Agreement Amendment amended the Stock Option Agreement reducing the first performance benchmark of the Performance Option-Grant Awards from $10 million to $8 million, among other things, in order for the Company to issue 210,000 stock options as of December 9, 2009.

A copy of (i) the Employment Agreement Amendment and (ii) the Stock Option Agreement Amendment  are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.  The summary of the Employment Agreement Amendment and the Stock Option Agreement Amendment in this Item 1.01 is qualified entirely by the terms and conditions set forth in the respective agreements, which are incorporated herein by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2009, Fred Zeidman, age 63, was appointed to our Board of Directors and as a member of our Audit Committee and Compensation Committee.  Mr. Zeidman has been Chairman of the Board since April 2009 and a director since August 2008 for SulphCo Inc., a publicly traded crude oil service company.  Since March 2009, Mr. Zeidman has been a Senior Director for Governmental Affairs at Ogilvy Government Relations in Washington D.C.   In March 2008, Mr. Zeidman was appointed the Interim President of Nova Biosource Fuels, Inc. (“Nova”), a publicly traded biodiesel technology company, and has served as a Nova director since June 2007.  From August 2009 through November 2009, Mr. Zeidman was the Chief Restructuring Officer for Transmeridian Exploration, Inc.  Mr. Zeidman has been Bankruptcy Trustee of AremisSoft Corp since 2004.  Mr. Zeidman has served as Vice Chairman of Corporate Strategies, Inc. since July 2004 and Vice Chairman of the University of Texas Health Science System since October 2008.  Mr. Zeidman has served as Chairman of the United States Holocaust Memorial Council since March 2002.  Mr. Zeidman was on the board of Compact Power, Inc., an energy storage systems company from November 2007 to November 2009.  Mr. Zeidman has served on the board of Prosperity Bank for 26 years.  He also served as CEO, President and Chairman of the Board of Seitel Inc., an oil field services company, from June 2002 to February 2007.  Mr. Zeidman served as a Managing Director of the law firm Greenberg Traurig, LLP from July 2003 to December 2008.  Mr. Zeidman holds a Bachelor’s degree from Washington University in St. Louis and a Masters in Business Administration degree from New York University.

In connection with Mr. Zeidman’s appointment to our Board, on December 9, 2009, the Board granted him a fully-vested option pursuant to our Stock and Stock Option Plan, as amended (the “Plan”), to purchase 50,000 shares of our common stock with an exercise price of $0.88 per share, which was the closing price of our common stock on the day prior to the date of grant, and a term for five years from the date of grant.  The Plan was filed as Exhibit 4.1 to the Form S-8 we filed with the Securities Exchange Commission on March 18, 2008.  Mr. Zeidman’s option grant also was made pursuant to a Stock Option Agreement between us and Mr. Zeidman, the form of which is attached to the Current Report on Form 8-K as Exhibit 10.2 filed on October 2, 2009 and is incorporated herein by reference.

In addition to the grant of the option to purchase 50,000 shares of our common stock, Mr. Zeidman will receive cash compensation of (i) $32,000 per year for services as a director; (ii) $10,000 per year for service as a member of the Audit Committee; and (iii) $10,000 per year for service as a member of the Compensation Committee.

Item 7.01                      Regulation FD Disclosure.

On December 11, 2009, we issued a press release entitled “Hyperdynamics Appoints Fred Zeidman to its Board of Directors”.  The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed”  for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number                                                      Description

Exhibit 10.1	Employment Agreement Amendment, effective as of December 11, 2009, between Hyperdynamics Corporation and Ray Leonard

Exhibit 10.2	Stock Option Agreement Amendment, effective as of December 11, 2009, between Hyperdynamics Corporation and Ray Leonard

Exhibit 99.1	Press release dated December 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:  December 11, 2009                                                     By:                 /s/ JASON D. DAVIS
Name:            Jason D. Davis
Title:	Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number                                                      Description

Exhibit 10.1	Employment Agreement Amendment, effective as of December 11, 2009, between Hyperdynamics Corporation and Ray Leonard

Exhibit 10.2	Stock Option Agreement Amendment, effective as of December 11, 2009, between Hyperdynamics Corporation and Ray Leonard

Exhibit 99.1	Press release dated December 11, 2009